The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

November 28, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

/s/ Hilary E. Ackermann
Hilary E. Ackermann	Lynn S. Birdsong

James E. Davey	Christine Detrick

Duane E. Hill	Sandra S. Jaffee*

William P. Johnston	Phillip O. Peterson

Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

November 27, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

/s/ Lynn S. Birdsong
Hilary E. Ackermann	Lynn S. Birdsong

James E. Davey	Christine Detrick

Duane E. Hill	Sandra S. Jaffee*

William P. Johnston	Phillip O. Peterson

Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

November 17, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

Hilary E. Ackermann	Lynn S. Birdsong

/s/ James E. Davey
James E. Davey	Christine Detrick

Duane E. Hill	Sandra S. Jaffee*

William P. Johnston	Phillip O. Peterson

Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

November 16, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

Hilary E. Ackermann	Lynn S. Birdsong

/s/ Christine Detrick
James E. Davey	Christine Detrick

Duane E. Hill	Sandra S. Jaffee*

William P. Johnston	Phillip O. Peterson

Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

November 28, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

Hilary E. Ackermann	Lynn S. Birdsong

James E. Davey	Christine Detrick

/s/ Duane E. Hill
Duane E. Hill	Sandra S. Jaffee*

William P. Johnston	Phillip O. Peterson

Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

December 2, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

Hilary E. Ackermann	Lynn S. Birdsong

James E. Davey	Christine Detrick

/s/ Sandra S. Jaffee
Duane E. Hill	Sandra S. Jaffee*

William P. Johnston	Phillip O. Peterson

Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

November 17, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

Hilary E. Ackermann	Lynn S. Birdsong

James E. Davey	Christine Detrick

Duane E. Hill	Sandra S. Jaffee*

/s/ William P. Johnston
William P. Johnston	Phillip O. Peterson

Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

November 21, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

Hilary E. Ackermann	Lynn S. Birdsong

James E. Davey	Christine Detrick

Duane E. Hill	Sandra S. Jaffee*

/s/ Phillip O. Peterson
William P. Johnston	Phillip O. Peterson

Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

POWER OF ATTORNEY

November 25, 2016

Hilary E. Ackermann	Lynn S. Birdsong
James E. Davey	Christine Detrick
Duane E. Hill	Sandra S. Jaffee*
William P. Johnston	Phillip O. Peterson
Lemma W. Senbet

do hereby constitute and appoint as their attorney-in-fact and agent Walter F. Garger, Michael Flook and Alice A. Pellegrino to sign on their behalf any and all documents relating to each of the above-referenced registered investment companies to be filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), including, but not limited to, (i) any Registration Statements on Form N-1A, Form N-14 and any other applicable Registration Statement form under the 1940 Act and/or the 1933 Act, and any and all pre- and post-effective amendments to such registration statements, and to file the same, with all exhibits thereto, (ii) any application, notice or other filings with the SEC, and (iii) any and all other documents and papers in connection therewith deemed necessary or advisable to enable each of the above-referenced registered investment companies to comply with the 1933 Act, the 1940 Act, and the rules, regulations and requirements of the SEC, and the securities or blue sky laws of any state or other jurisdiction, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes, as I might or could do in person, with full power of substitution and revocation; and I do hereby ratify and confirm that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

Hilary E. Ackermann	Lynn S. Birdsong

James E. Davey	Christine Detrick

Duane E. Hill	Sandra S. Jaffee*

William P. Johnston	Phillip O. Peterson

/s/ Lemma W. Senbet
Lemma W. Senbet

*This Power of Attorney is effective for Ms. Jaffee through December 18, 2016, at which time she will retire as a Director of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.